UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 17, 2010

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                 On February 17, 2010, the Board of Directors of BPZ Resources, Inc. (the “Company”) elected Stephen C. Beasley and James B. Taylor to serve as independent directors on the Company’s Board of Directors. Mr. Beasley was appointed to fill the current vacancy as a Class I director effective immediately until the election or re-election of the Class I directors at the 2011 Annual Meeting of Shareholders or until earlier removal or resignation and will serve on the Board’s Audit Committee.  Mr. Taylor was appointed by reason of an increase in the number of members serving on the Company’s Board of Directors and will serve as a Class III director effective immediately until the next Annual Meeting of Shareholders or until earlier removal or resignation and will serve on the Board’s Compensation Committee.

Mr.  Beasley and Mr. Taylor will receive the standard Board and committee retainers and meeting fees for non-employee directors, plus expenses related to attendance. In addition, Mr. Beasley and Mr. Taylor will be eligible to receive stock-based awards under the Company’s Director Compensation Incentive Plan, as such compensation arrangements are established by us from time to time for non-employee directors. The specific amounts and terms of these fees and awards, as most recently approved by the Board, are described further in the Company’s annual proxy statement that was filed with the Securities and Exchange Commission on April 30, 2009.

In connection with their election to the Board of Directors, Mr. Beasley and Mr. Taylor will each receive 30,095 restricted shares of the Company’s common stock.  These shares will cliff vest on the second anniversary from the grant date, February 17, 2010.

Mr. Beasley and Mr. Taylor  are not  party to any arrangement or understanding with any person pursuant to which they were selected as a director, nor are they a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01      Other Events.

On February 18, 2010, BPZ the Company issued a press release announcing the addition of Mr. Beasley and Mr. Taylor  to the Company’s Board of Directors. A copy of the press release dated February 18, 2010 is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Press Release, dated February 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: February 19, 2010	By:	/s/ Heath W. Cleaver
	Name:	Heath W. Cleaver
	Title:	Vice President – Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Press Release, dated February 18, 2010.